UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 25, 2013

Date of Report

October 18, 2013

(Date of earliest event reported)

ENERGY EDGE TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	8711	52-2439239
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Route 22 East, Suite 2000, Bridgewater, NJ 08807

(Address of principal executive offices, including zip code)

(561) 962-4258

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02 Unregistered Sales of Equity Securities.

On October 18, 2013, the Company issued 50,000,000 shares of its restricted common stock to Mr. James Boyd for his service as an officer and director of the Company. The above mentioned securities were issued in reliance on an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 25, 2013	ENERGY EDGE TECHNOLOGIES CORP.

By: /s/ James Boyd
James Boyd
Chief Executive Officer